EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Himalaya Technologies, Inc. (the “Company”) on Form 10-K for the year ending July 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as the Company’s principal executive, financial and accounting officer hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Himalaya Technologies, Inc.

By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer
(principal executive, financial and accounting officer)
November 22, 2022

/s/ Vikram Grover
Vikram Grover
Chief Financial Officer
November 22, 2022